Exhibit 10.3

FIRST AMENDMENT TO
AGREEMENT OF PURCHASE AND SALE

This First Amendment to Agreement of Purchase and Sale (“First Amendment”) is dated as of the 30th day of April, 2013 by and between 9022 HERITAGE PARKWAY, LLC, an Illinois limited liability company (“Seller”) and RREEF AMERICA L.L.C., a Delaware limited liability company (“Purchaser”), with reference to the following facts.
RECITALS
A.On March 28, 2013, Seller and Purchaser entered into an Agreement of Purchase and Sale (“Agreement”) for the purchase and sale of the real estate commonly known as 9022 Heritage Parkway, Woodridge, Illinois (“Property”).
B.    Purchaser and Seller agree to amend the Agreement on the terms and conditions set forth below.
NOW, THEREFORE, in consideration of Ten and NO/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows.

1.	Recitals. The above facts are hereby incorporated by reference into the terms and conditions of this First Amendment.

2.	Defined Terms. Unless otherwise specifically defined in this First Amendment, all defined terms used in this First Amendment shall have the same meaning as set forth in the Agreement.

3.
Inspection Period and Approval Date. Notwithstanding anything contained in the Agreement to the contrary, Seller and Purchaser agree that the Inspection Period and Approval Date shall expire at 5:00 p.m. CST on Thursday, May 2, 2013.

4.	Counterparts. This First Amendment may be executed in counterparts, which taken together shall constitute one and the same instrument.

5.	Agreement in Effect. All of the other terms and conditions of the Agreement remain in full force and effect.

6.
Headings. The titles and headings of the paragraphs of this First Amendment have been inserted as a matter of convenience of reference only and shall not control or affect the meaning or construction of any of the terms or provisions of this First Amendment.

7.	Conflict. In the event of a conflict between this First Amendment and the Agreement, as amended, the provisions of this First Amendment shall control.

IN WITNESS WHEREOF, the parties have executed this First Amendment on the date set forth above.

SELLER
9022 HERITAGE PARKWAY, LLC,
an Illinois limited liability company

By:	9022 HERITAGE PARKWAY MANAGER, LLC,
an Illinois limited liability company, its manager

By:	OAK REALTY GROUP, INC.,
an Illinois corporation, its manager

By:	/s/ Adam M. Levine
Name:	Adam M. Levine
Title:	President

BUYER
RREEF AMERICA L.L.C.,
a Delaware limited liability company

By:	/s/ James N. Carbone
Name:	James N. Carbone
Title:	Managing Director

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